Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets	Goodwill and Intangible Assets
In 2015, the Company acquired a ship-to-ship transfer business (previously referred to as SPT and now known as Teekay Marine Solutions or TMS) from a company jointly owned by Teekay Corporation and a Norway-based marine transportation company, I.M. Skaugen SE and recognized goodwill and intangible assets relating to customer relationships at the time of acquisition.

On April 30, 2020, the Company completed the sale of the non-U.S. portion of its ship-to-ship support services business, as well as its LNG terminal management business. Following the sale, the Company's remaining ship-to-ship support operations were integrated into the Company's tanker business. As a result, effective April 30, 2020, the Company has one reportable segment, with the Company’s goodwill and intangible assets for the remaining ship-to-ship support operations included in this segment.

Goodwill

The carrying amount of goodwill was $2.4 million as at December 31, 2021 and 2020. In 2021, 2020 and 2019, the Company conducted its annual goodwill impairment review and concluded that no impairment had occurred.

Intangible Assets

The carrying amounts of intangible assets are as follows:

	As at
	December 31, 2021	December 31, 2020
	$	$
Customer relationships At cost, less accumulated amortization of $4.2 million (2020 - $3.7 million) (1)	1,494	1,989
	1,494	1,989
(1)The customer relationships are being amortized over a weighted average amortization period of 10 years. Amortization of intangible assets for the year ended December 31, 2021 was $0.5 million (2020 - $1.0 million, 2019 - $2.2 million). Amortization of intangible assets for the remaining four years subsequent to 2021 is expected to be $0.4 million (2022), $0.4 million (2023), $0.4 million (2024) and $0.3 million (2025).